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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                                 Date of report
                 (Date of earliest event reported) June 21, 2004


                Bear Stearns Commercial Mortgage Securities Inc.

             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                              333-86366            13-3411414
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(State or Other Jurisdiction         (Commission        (IRS Employer
of Incorporation)                     File Number)      Identification No.)


 383 Madison Avenue, New York, NY                                  10179
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code  (212) 272-2000
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         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Required FD Disclosure.
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It is expected that during June 2004, a single series of certificates, entitled Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-PWR4 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be entered into by and among Bear Stearns Commercial Mortgage Securities Inc. (the "Registrant"), Prudential Asset Resources, Inc. as a Master Servicer and as Shell Plaza Special Servicer, Wells Fargo Bank, National Association as a Master Servicer, as Certificate Administrator and as Tax Administrator, ARCap Servicing, Inc. as General Special Servicer, LaSalle Bank National Association as Trustee, ABN AMRO Bank N.V., as Fiscal Agent and The Prudential Insurance Company of America, as Shell Plaza Non-Pooled Subordinate Noteholder. Certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-86366) and sold to Bear, Stearns & Co. Inc., ("BSCI"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPFS") and Wells Fargo Brokerage Services, LLC ("WFBS", and together with BSCI and MLPFS, the "Underwriters") pursuant to an underwriting agreement (the "Underwriting Agreement") to be entered into by and between the Registrant and the Underwriters.

         In connection with the expected sale of the Underwritten Certificates, the Registrant has been advised that one or more of the Underwriters have furnished to prospective investors certain information attached hereto as
Exhibit 99.1 that may be considered "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

         The Computational Materials and/or ABS Term Sheets attached hereto have been prepared and provided to the Registrant by one or more of the Underwriters. The information in such Computational Materials and ABS Term Sheets is preliminary and will be superseded by the final Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Commission. To the extent any Computational Materials and ABS Term Sheets previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the Computational Materials and ABS Term Sheets attached hereto, such previously filed Computational Materials and ABS Term Sheets are superseded by the Computational Materials and ABS Term Sheets attached hereto.


Item 7.  Financial Statements and Exhibits.
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(a)  Financial statements of businesses acquired:
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         Not applicable.

(b)  Pro forma financial information:
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         Not applicable.

(c)  Exhibits:
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Exhibit No.       Description

99.1              Computational Materials and/or ABS Term Sheets

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


 Date:   June 22, 2004


                                            BEAR STEARNS COMMERCIAL MORTGAGE
                                            SECURITIES INC.
                                               By: /s/ Michael A. Forastiere
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                                               Name:  Michael A. Forastiere
                                               Title: Vice President

                                  EXHIBIT INDEX

                  The following exhibits are filed herewith:


Exhibit No.
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99.1              Computational Materials and/or ABS Term Sheets